Exhibit 10.7

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated as of September 27, 2011 (the “Assignment”), is entered into among Redwood Residential Acquisition Corporation (the “Assignor”), Sequoia Residential Funding, Inc. (the “Depositor”), Select Portfolio Servicing, Inc., as the servicer (the “Servicer”), DLJ Mortgage Capital, Inc. (the “Servicing Rights Purchaser”) and U.S. Bank National Association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” and as referred to herein, the “Assignee”) under a Pooling and Servicing Agreement dated as of September 1, 2011 (the “Pooling and Servicing Agreement”), among the Assignor, the Depositor and the Assignee.

RECITALS

WHEREAS, the Assignor, the Servicing Rights Purchaser and the Servicer have entered into a certain Flow Mortgage Loan Servicing Rights Sale and Servicing Agreement, dated as of May 5, 2011 (the “Flow Sale and Servicing Agreement”), and the Servicer is currently servicing certain mortgage loans (the “Mortgage Loans”) under the Flow Sale and Servicing Agreement; and

WHEREAS, the Assignor will sell the Mortgage Loans (the “Specified Mortgage Loans”) which are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”) and its rights under the Flow Sale and Servicing Agreement with respect to the Specified Mortgage Loans to the Depositor; and

WHEREAS, the Depositor will sell to the Assignee all of its right, title and interest in the Specified Mortgage Loans and its rights under the Flow Sale and Servicing Agreement with respect to the Specified Mortgage Loans; and

WHEREAS, the parties hereto have agreed that the Specified Mortgage Loans shall be subject to the terms of this Assignment.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.           Assignment and Assumption.

(a)           Effective on and as of the date hereof, the Assignor hereby sells, assigns, conveys and transfers to the Depositor all of its right, title and interest in, to and under the Flow Sale and Servicing Agreement to the extent relating to the Specified Mortgage Loans, together with its obligations as “Owner” (as such term is defined in the Flow Sale and Servicing Agreement) to the extent relating to the Specified Mortgage Loans, and the Depositor hereby accepts such assignment from the Assignor and assumes such obligations.

(b)           Effective on and as of the date hereof, the Depositor hereby sells, assigns, conveys and transfers to the Assignee all of its right, title and interest in, to and under the Flow Sale and Servicing Agreement to the extent relating to the Specified Mortgage Loans, together with its obligations as “Owner” (as such term is defined in the Flow Sale and Servicing Agreement) to the extent relating to the Specified Mortgage Loans, and the Assignee hereby accepts such assignment from the Depositor.

(c)           Assignee agrees to be bound, as “Owner” (as such term is defined in the Flow Sale and Servicing Agreement), by all of the terms, covenants and conditions of the Flow Sale and Servicing Agreement relating to the Specified Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and Servicer all of Assignor’s obligations as Owner thereunder in respect of the Specified Mortgage Loans.

2.	Recognition of the Assignee.

From and after the date hereof, subject to Section 3 below, the Servicer and Servicing Rights Purchaser shall recognize the Assignee as the holder of the rights and benefits of the Owner with respect to the Specified Mortgage Loans and the Servicer will service the Specified Mortgage Loans for the Assignee as if the Assignee and the Servicer had entered into a separate servicing agreement for the servicing of the Specified Mortgage Loans in the form of the Flow Sale and Servicing Agreement (as amended hereby) with the Assignee as the Owner thereunder, the terms of which Flow Sale and Servicing Agreement are incorporated herein by reference and amended hereby.  It is the intention of the parties hereto that this Assignment will be a separate and distinct agreement, and the entire agreement, between the parties hereto to the extent of the Specified Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

3.	Continuing Rights and Responsibilities.

(a)  Controlling Holder Rights.  The parties hereto agree and acknowledge that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will assume all of Assignee’s rights and all related responsibilities as Owner under the sections of the  Flow Sale and Servicing Agreement listed below:

Flow Sale and Servicing Agreement:

Section	Matter

11.01, 5th, 7th and 8th ¶’s	Servicer to Act as Servicer; Subservicing.

11.13, 4th and 5th ¶’s	Title, Management and Disposition of REO Property.

11.20	Servicer Shall Provide Access and Information as Reasonably Required.

 (b)        Notwithstanding Sections 1 and 2 above, Assignor reserves its rights under, and does not assign to Assignee or Depositor, the ongoing rights to take action and the responsibilities of the Owner under the Sections of the Flow Sale and Servicing Agreement listed below:

Flow Sale and Servicing Agreement:

Section	Matter

Addendum I	Regulation AB Compliance Addendum

(c)         In addition, the Servicer agrees to furnish to the Assignor as well as to the Master Servicer copies of reports, notices, statements and other communications required to be delivered by the Servicer pursuant to any of the sections of the Flow Sale and Servicing Agreement referred to above and under the following sections, at the times therein specified:

Flow Sale and Servicing Agreement:

Section

11.09	Transfer of Accounts.

11.16	Statements to the Owner.

Subsection 2.04 of Addendum I	Servicer Compliance Statement.

Subsection 2.05 of Addendum I	Report on Assessment of Compliance and Attestation.

(d)         If any Affiliate of the Depositor is no longer the Controlling Holder under the Pooling and Servicing Agreement, then all rights and responsibilities assumed by the Controlling Holder pursuant to Section 3(a) shall terminate and revert to Assignee; provided, however, that the rights and responsibilities assumed by the Controlling Holder under the 5th paragraph of Section 11.01 of the Flow Sale and Servicing Agreement shall terminate in their entirety as to the Specified Mortgage Loans.  Assignor will provide thirty (30) days notice to the Servicer of any such termination.

4.	Amendment to the Flow Sale and Servicing Agreement.

The Flow Sale and Servicing Agreement is hereby amended as set forth in Appendix A hereto with respect to the Specified Mortgage Loans.  The rights under the Flow Sale and Servicing Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Sale and Servicing Agreement as amended as set forth in Appendix A.

5.	Representations and Warranties.

(a)          Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(b)          Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

6.	Continuing Effect.

Except as contemplated hereby, the Flow Sale and Servicing Agreement shall remain in full force and effect in accordance with their terms.  This Assignment constitutes a Reconstitution Agreement as contemplated in Section 32 of the Flow Sale and Servicing Agreement and the Reconstitution Date shall be the date hereof with respect to the Specified Mortgage Loans listed on Exhibit I on the date hereof.

7.	Governing Law.

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

8.	Notices.

Any notices or other communications permitted or required under the Flow Sale and Servicing Agreement to be made to the Assignor and Assignee shall be made in accordance with the terms of the Flow Sale and Servicing Agreement and shall be sent to the Assignor and Assignee as follows:

Assignor:  Redwood Residential Acquisition Corporation
One Belvedere Place, Suite 360
Mill Valley, CA  94941
Attention: William Moliski

Assignee:  U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, Minnesota, 55107
Attention: Structured Finance – Sequoia Mortgage Loan Trust 2011-2

or to such other address as may hereafter be furnished by the Assignor or Assignee to the other parties in accordance with the provisions of the Flow Sale and Servicing Agreement.

9.	Counterparts.

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

10.	Definitions.

Any capitalized term used but not defined in this Assignment has the same meaning as in the Flow Sale and Servicing Agreement.

11.	Master Servicer.

The Servicer hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. (the “Master Servicer”) to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee.  The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Owner under the Flow Sale and Servicing Agreement to enforce the obligations of the Servicer thereunder.  Any notices or other communications permitted or required under the Flow Sale and Servicing Agreement to be made to the Assignee shall be made in accordance with the terms of the Flow Sale and Servicing Agreement and shall be sent to the Master Servicer at the following address:

Wells Fargo Bank, N. A.
P.O. Box 98
Columbia, Maryland 21046
(or, for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland  21045)
Attention: Sequoia Mortgage Trust 2011-2

or to such other address as may hereafter be furnished by the Master Servicer to Servicer.  Any such notices or other communications permitted or required under the Flow Sale and Servicing Agreement may be delivered in electronic format unless manual signature is required in which case a hard copy of such report or communication shall be required.

The Servicer further acknowledges that the Assignor has engaged the Master Servicer to provide certain default administration and that the Master Servicer, acting as agent of the Assignor, may exercise any of the rights of the Owner retained by the Assignor in Section 3 above.

The Servicer shall make all distributions under the Flow Sale and Servicing Agreement, as they relate to the Specified Mortgage Loans, to the Master Servicer by wire transfer of immediately funds to:

Wells Fargo Bank, N.A.
San Francisco, California
ABA# 121-000-248
Account #3970771416
Account Name: SAS Clearing
FFC: Account #83707500, Sequoia Mortgage Trust 2011-2
Certificate Distribution Account

12.	Rule 17g-5 Compliance.

The Servicer hereby agrees that it shall provide information with respect to the servicing of the Mortgage Loans by the Servicer requested by any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) to the Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”), via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2011-2” and an identification of the type of information being provided in the body of such electronic mail.  The Rule 17g-5 Information Provider shall notify the Servicer in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider.  The Servicer shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider.  None of the foregoing restrictions in this Section 12 prohibit or restrict oral or written communications, or providing information, between the Servicer , on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to the Servicer, (ii) such Rating Agency’s or NRSRO’s approval of the Servicer as a residential mortgage master, special or primary servicer, or (iii) such Rating Agency’s or NRSRO’s evaluation of the Servicer’s servicing operations in general; provided, however, that the Servicer shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

13.	Successors and Assigns.

Upon a transfer of the Specified Mortgage Loans by the Assignee (other than in respect of repurchases by a seller pursuant to the related purchase agreement) to a buyer (“buyer”), such transfer shall constitute a Reconstitution subject to the terms of Section 32 of the Flow Sale and Servicing Agreement.  Upon the closing of such transfer, the rights and obligations of Owner held by the Assignor pursuant to this Assignment shall automatically terminate and the buyer shall be deemed to possess all of the rights and obligations of Owner under the Flow Sale and Servicing Agreement, provided, however, that the Assignor shall remain liable for any obligations as Owner arising from or attributable to the period from the date hereof to the closing date of such transfer.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

ASSIGNOR:

REDWOOD RESIDENTIAL ACQUISITION CORPORATION

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

DEPOSTIOR:

SEQUOIA RESIDENTIAL FUNDING, INC.

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

ASSIGNEE:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

By:	/s/ Tamara Schultz-Fugh
Name:	Tamara Schultz-Fugh
Title:	Vice President

SERVICER:

SELECT PORTFOLIO SERVICING, INC.

By:	/s/ Lester Chang
Name:	Lester Chang
Title:	SVP Business Development

SERVICING RIGHTS PURCHASER:

DLJ MORTGAGE CAPITAL, INC.

		By:	/s/ Deirdre Harrington
		Name:	Deirdre Harrington
		Title:	Vice President

Accepted and agreed to by:

MASTER SERVICER;

WELLS FARGO BANK, N.A.

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

EXHIBIT I

KEY	Primary Servicer	Primary Servicer Name	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	sellernumber	Amortization Type
1	1000938	Select Portfolio Servicing	0.002500			1001863		1000000556	212432	1
2	1000938	Select Portfolio Servicing	0.002500			1001863		1000000853	212204	1
3	1000938	Select Portfolio Servicing	0.002500			1001863		1000000858	223208	1
4	1000938	Select Portfolio Servicing	0.002500			1001863		1000000878	222836	1
5	1000938	Select Portfolio Servicing	0.002500			1001863		1000000932	226409	1
6	1000938	Select Portfolio Servicing	0.002500			1000536		1050000555	2001707827	1
7	1000938	Select Portfolio Servicing	0.002500			1000536		1050000606	2153601039	1
8	1000938	Select Portfolio Servicing	0.002500			1000536		1050000626	3006612689	1
9	1000938	Select Portfolio Servicing	0.002500			1000536		1050000644	3006610638	1
10	1000938	Select Portfolio Servicing	0.002500			1000536		1050000646	6001600492	1
11	1000938	Select Portfolio Servicing	0.002500			1000536		1050000647	6004600154	1
12	1000938	Select Portfolio Servicing	0.002500			1000536		1050000648	2027601912	1
13	1000938	Select Portfolio Servicing	0.002500			1000536		1050000658	2151600924	1
14	1000938	Select Portfolio Servicing	0.002500			1000536		1050000770	2001708109	1
15	1000938	Select Portfolio Servicing	0.002500			1000536		1050000789	2153601081	1
16	1000938	Select Portfolio Servicing	0.002500			1000536		1050000793	2017604292	1
17	1000938	Select Portfolio Servicing	0.002500			1000536		1050000798	2097600717	1
18	1000938	Select Portfolio Servicing	0.002500			1000536		1050000826	2017604222	1
19	1000938	Select Portfolio Servicing	0.002500			1000536		1050000827	20631100094	1
20	1000938	Select Portfolio Servicing	0.002500			1000536		1050000838	2131700653	1
21	1000938	Select Portfolio Servicing	0.002500			1000536		1050000862	2036601577	1
22	1000938	Select Portfolio Servicing	0.002500			1000536		1050000887	2045700695	1
23	1000938	Select Portfolio Servicing	0.002500			1000536		1050000891	2073603392	1

KEY	Lien Position	HELOC Indicator	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator
1	1	0	9						1	4
2	1	0	7						1	4
3	1	0	7						1	4
4	1	0	7						1	4
5	1	0	9						1	4
6	1	0	7						1	0
7	1	0	7						1	0
8	1	0	9						1	0
9	1	0	9						1	0
10	1	0	9						1	4
11	1	0	9						1	0
12	1	0	7						1	0
13	1	0	9						1	0
14	1	0	9						1	0
15	1	0	7						1	4
16	1	0	7						1	0
17	1	0	6						1	4
18	1	0	7						1	4
19	1	0	7						1	4
20	1	0	7						1	4
21	1	0	6						1	4
22	1	0	7						1	4
23	1	0	7						1	4

KEY	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term
1	0				207000.00		20110223	913000.00	0.052500	360
2	0				0.00		20110517	650000.00	0.052500	360
3	0				0.00		20110620	637500.00	0.053750	360
4	0				0.00		20110523	432000.00	0.052500	360
5	0				0.00		20110722	805000.00	0.052500	360
6	0				0.00		20110318	660000.00	0.055000	360
7	0				0.00		20110412	970000.00	0.052500	360
8	0				150000.00		20110524	770000.00	0.052500	360
9	0				0.00		20100826	524950.00	0.051250	360
10	0				0.00		20110126	767500.00	0.055000	360
11	0				0.00		20101221	705250.00	0.053750	360
12	0				0.00		20110523	763000.00	0.052500	360
13	0				0.00		20110504	1204000.00	0.053750	360
14	0				0.00		20110509	999650.00	0.053750	360
15	0				0.00		20110523	1650000.00	0.050000	360
16	0				0.00		20110502	938400.00	0.053750	360
17	0				0.00		20110517	999000.00	0.053750	360
18	0				0.00		20110612	848000.00	0.052500	360
19	0				0.00		20110526	496000.00	0.052500	360
20	0				0.00		20110518	551250.00	0.055000	360
21	0				0.00		20110524	1067500.00	0.053750	360
22	0				0.00		20110623	472000.00	0.052500	360
23	0				0.00		20110714	631200.00	0.052500	360

KEY	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date
1	360	20110401	1	0	0		906647.41	0.052500	5041.62	20110901
2	360	20110701	1	0	0		647753.49	0.052500	3589.32	20110901
3	360	20110801	1	0	0		636068.10	0.053750	3569.82	20110901
4	360	20110701	1	0	0		430506.91	0.052500	2385.52	20110901
5	360	20110901	1	0	0		804076.64	0.052500	4445.24	20110901
6	360	20110501	1	0	0		656100.94	0.055000	3747.41	20110901
7	360	20110601	1	0	0		965520.18	0.052500	5356.38	20110901
8	360	20110701	1	0	0		767338.73	0.052500	4251.97	20110901
9	360	20101001	1	0	0		517378.10	0.051250	2858.28	20110901
10	360	20110301	1	0	0		761538.02	0.055000	4357.78	20110901
11	360	20110201	1	0	0		696819.88	0.053750	3949.20	20110901
12	360	20110701	1	0	0		760362.94	0.052500	4213.31	20110901
13	360	20110701	1	0	0		1199934.44	0.053750	6742.05	20110901
14	360	20110701	1	0	0		996274.47	0.053750	5597.75	20110901
15	360	20110701	1	0	0		1644027.50	0.050000	8857.56	20110901
16	360	20110701	1	0	0		935231.29	0.053750	5254.77	20110901
17	360	20110701	1	0	0		995626.16	0.053750	5594.11	20110901
18	360	20110801	1	0	0		846050.36	0.052500	4682.69	20110901
19	360	20110701	1	0	0		494285.73	0.052500	2738.93	20110901
20	360	20110701	1	0	0		549431.56	0.055000	3129.94	20110901
21	360	20110701	1	0	0		1063895.36	0.053750	5977.69	20110901
22	360	20110801	1	0	0		470914.83	0.052500	2606.40	20110901
23	360	20110901	1	0	0		630475.99	0.052500	3485.51	20110901

KEY	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period
1	0	0
2	0	0
3	0	0
4	0	0
5	0	0
6	0	0
7	0	0
8	0	0
9	0	0
10	0	0
11	0	0
12	0	0
13	0	0
14	0	0
15	0	0
16	0	0
17	0	0
18	0	0
19	0	0
20	0	0
21	0	0
22	0	0
23	0	0

KEY	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23

KEY	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term
1				0						0
2				0						0
3				0						0
4				0						0
5				0						0
6				0						0
7				0						0
8				0						0
9				0						0
10				0						0
11				0						0
12				0						0
13				0						0
14				0						0
15				0						0
16				0						0
17				0						0
18				0						0
19				0						0
20				0						0
21				0						0
22				0						0
23				0						0

KEY	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used
1		281	1	2	0		7.00	12.60	3.70	1
2		214	1	2	1		9.50	6.00	0.00	1
3		415	3	1	1		3.00		0.00	1
4		290	1	2	0		10.90		0.00	1
5		456	1	2	1		2.60		8.10	1
6		42	1	2	0		9.60	8.00	0.00	1
7		83	2	2	0		7.10	15.10	0.00	1
8		164	1	2	0		7.00	10.20	3.00	1
9		463	1	2	1		30.00		6.00	1
10		80	1	2	0		8.10		2.00	1
11		228	1	2	0		7.50		4.00	1
12		394	2	2	0		0.20		0.00	1
13		265	1	2	0		8.00	11.00	11.00	1
14		195	1	2	0		1.30		0.75	1
15		440	1	2	1		13.00	8.00	0.00	1
16		171	1	2	0		8.60		0.00	1
17		307	1	2	0		0.50		0.00	1
18		66	2	2	0		0.50		0.00	1
19		390	1	1	0		0.10		0.00	1
20		45	1	2	1		17.00		0.00	1
21		398	1	1	1		2.00		0.00	1
22		72	1	2	0		3.00	3.00	0.00	1
23		210	2	2	0		1.80		0.00	1

KEY	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO
1	20110825							718	727
2								775
3								732
4								737
5								773
6	20110825							764	779
7								781
8								738
9	20110825							804	801
10	20110825							723	755
11	20110825							813	789
12								770
13								773
14								780
15								783
16								748
17								802
18								778
19								761
20								796
21								733
22								751
23								779

KEY	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History
1										000000000000
2										000000000000
3										000000000000
4										000000000000
5										000000000000
6										000000000000
7										000000000000
8										000000000000
9										000000000000
10										000000000000
11										000000000000
12										000000000000
13										000000000000
14										000000000000
15										000000000000
16										000000000000
17										000000000000
18										000000000000
19										000000000000
20										000000000000
21										000000000000
22										000000000000
23										000000000000

KEY	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level
1			10911.00	10433.00	0.00	15840.00	21344.00	37184.00	Y	5
2			20000.00	7466.55	0.00	0.00	27466.55	27466.55	Y	5
3			0.00		35615.00		0.00	35615.00	Y	5
4			9903.90		0.00		9903.90	9903.90	Y	5
5			19792.00		-742.00		19792.00	19050.00	Y	4
6			6667.00	7233.00	9776.00	0.00	13900.00	23676.00	Y	5
7			27228.00	1899.00	293.00	842.00	29127.00	30262.00	Y	5
8			0.00	19593.00	1957.00	-514.00	19593.00	21036.00	Y	5
9			24182.00		1355.00		24182.00	25537.00	Y	4
10			17250.00		13753.00		17250.00	31003.00	Y	5
11			33333.00		0.00		33333.00	33333.00	Y	5
12			33333.33		0.00		33333.33	33333.33	Y	5
13			6986.53	24150.00	0.00	0.00	31136.53	31136.53	Y	5
14			32924.00		-923.00		32924.00	32001.00	Y	5
15			40018.00	8571.00	0.00	0.00	48589.00	48589.00	Y	5
16			12500.00		12833.00		12500.00	25333.00	Y	5
17			31250.00		0.00		31250.00	31250.00	Y	5
18			18333.33		0.00		18333.33	18333.33	Y	5
19			15000.00		0.00		15000.00	15000.00	Y	5
20			36784.00		0.00		36784.00	36784.00	Y	5
21			0.00		40227.00		0.00	40227.00	Y	4
22			4555.03	10339.64	0.00	667.00	14894.67	15561.67	Y	5
23			17195.16		-112.46		17195.16	17082.70	Y	5

KEY	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method
1		3		4		521169.52	8771.85	0.235904		1
2		3		4		192716.32	8214.08	0.299058		1
3		3		4		73702.67	9324.26	0.261807		1
4		3		4		69045.40	3916.82	0.395483		1
5		3		4		58366.48	7217.50	0.378871		1
6		3		4		149947.04	5847.75	0.246991		1
7		3		4		233426.01	8637.59	0.285427		1
8		3		4		166517.20	6957.61	0.330748		1
9		3		4		52785.57	4396.51	0.172162		1
10		3		4		153105.80	7612.74	0.245548		1
11		3		4		40187.91	7693.96	0.230821		1
12		3		4		331822.38	6666.00	0.199980		1
13		3		4		315836.13	8917.80	0.286410		1
14		3		4		1044175.26	8983.68	0.280731		1
15		3		4		953142.53	14099.89	0.290187		1
16		3		4		258242.43	10509.68	0.414861		1
17		3		4		269618.20	10445.79	0.334265		1
18		3		4		248958.37	8174.08	0.445859		1
19		3		4		248074.72	5738.12	0.382541		1
20		3		4		132126.37	8326.19	0.226354		1
21		3		4		204147.86	8074.05	0.200712		1
22		3		4		20586.11	6246.10	0.401377		1
23		3		4		83042.53	5202.33	0.304538		1

KEY	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date
1	0.000000	Mercer Island	WA	98040	7	1		1400000.00	3	20101229
2	100.000000	Bainbridge Island	WA	98110	7	1	812500.00	900000.00	3	20110511
3	100.000000	Spokane	WA	99206	1	1	850000.00	900000.00	3	20110517
4	100.000000	Portland	OR	97229	1	1	540000.00	545000.00	3	20110513
5	0.000000	Missoula	MT	59804	1	1		1015000.00	3	20110620
6	100.000000	DALLAS	TX	75229	1	1	880000.00	880000.00	3	20110311
7	100.000000	HUNTINGTON BEACH	CA	92648	7	1	1435000.00	1435000.00	3	20110404
8	0.000000	CHICAGO	IL	60613	1	1		1150000.00	3	20110418
9	0.000000	HEATH	TX	75032	7	1		715000.00	3	20100819
10	0.000000	FUQUAY VARINA	NC	27526	1	1		1100000.00	3	20101210
11	0.000000	ALLEN	TX	75013	7	1		895000.00	3	20101209
12	100.000000	BATON ROUGE	LA	70808	1	1	1090000.00	1130000.00	3	20110427
13	0.000000	ARCADIA	CA	91006	1	1		1720000.00	3	20110329
14	0.000000	UNIVERSITY PARK	TX	75225	1	1		1560000.00	3	20110421
15	100.000000	NEWPORT COAST	CA	92657	3	1	2200000.00	2200000.00	3	20110429
16	100.000000	SAN ANTONIO	TX	78257	7	1	1173000.00	1250000.00	3	20110426
17	100.000000	GLENCOE	IL	60022	1	1	1260000.00	1300000.00	3	20110428
18	100.000000	TERRELL HILLS	TX	78209	1	1	1060000.00	1100000.00	3	20110426
19	100.000000	DALLAS	TX	75287	7	1	620000.00	650000.00	3	20110511
20	100.000000	DESTIN	FL	32541	7	2	735000.00	750000.00	3	20110507
21	100.000000	PARADISE VALLEY	AZ	85253	7	1	1525000.00	1600000.00	3	20110512
22	100.000000	AUSTIN	TX	78731	1	1	590000.00	610000.00	3	20110607
23	40.520000	WINCHESTER	MA	1890	1	1	789000.00	790000.00	3	20110620

KEY	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets
1								0.800000	0.652143	0
2								0.800000	0.800000	0
3								0.750000	0.750000	0
4								0.800000	0.800000	0
5								0.793103	0.793103	0
6								0.750000	0.750000	0
7								0.675958	0.675958	0
8								0.800000	0.669565	0
9								0.734196	0.734196	0
10								0.697727	0.697727	0
11								0.787989	0.787989	0
12								0.700000	0.700000	0
13								0.700000	0.700000	0
14								0.640801	0.640801	0
15								0.750000	0.750000	0
16								0.800000	0.800000	0
17								0.792857	0.792857	0
18								0.800000	0.800000	0
19								0.800000	0.800000	0
20								0.750000	0.750000	0
21								0.700000	0.700000	0
22								0.800000	0.800000	0
23								0.800000	0.800000	0

KEY	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount
1		0
2		0
3		0
4		0
5		0
6		0
7		0
8		0
9		0
10		0
11		0
12		0
13		0
14		0
15		0
16		0
17		0
18		0
19		0
20		0
21		0
22		0
23		0

KEY	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23

KEY	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)
1				8	23	207000.00	3/1/2041	10911.00
2				9.5	6	0.00	6/1/2041	20000.00
3				3		0.00	7/1/2041
4				10.9		0.00	6/1/2041	9903.90
5				20		0.00	8/1/2041	19792.00
6				9.6	12	0.00	4/1/2041	6667.00
7				14	15.1	0.00	5/1/2041	27228.00
8				15	10.2	150000.00	6/1/2041
9				30		0.00	9/1/2040	24182.00
10				10		0.00	2/1/2041	17250.00
11				7.5		0.00	1/1/2041	33333.00
12				23		0.00	6/1/2041	33333.33
13				15	13	0.00	6/1/2041	6986.53
14				15		0.00	6/1/2041	32924.00
15				14	22	0.00	6/1/2041	40018.00
16				9.5		0.00	6/1/2041	12500.00
17				4		0.00	6/1/2041	31250.00
18				7		0.00	7/1/2041	18333.33
19				5		0.00	6/1/2041	15000.00
20				20		0.00	6/1/2041	36784.00
21				11		0.00	6/1/2041
22				12	15	0.00	7/1/2041	4555.03
23				1.8		0.00	8/1/2041	17195.16

KEY	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1			10433.00		15840.00	Full	2 years	2 Months
2			7466.55			Full	2 years	2 Months
3						Full	2 years	2 Months
4						Full	2 years	2 Months
5						Full	2 years	2 Months
6	9776.00		7233.00			Full	2 years	2 Months
7			1899.00			Full	2 years	2 Months
8			19593.00			Full	2 years	2 Months
9						Full	2 years	2 Months
10	13753.00					Full	2 years	2 Months
11						Full	2 years	2 Months
12						Full	2 years	2 Months
13			24150.00			Full	2 years	2 Months
14						Full	2 years	2 Months
15			8571.00			Full	2 years	2 Months
16		12833.00				Full	2 years	2 Months
17						Full	2 years	2 Months
18						Full	2 years	2 Months
19						Full	2 years	2 Months
20						Full	2 years	2 Months
21						Full	2 years	2 Months
22			10339.64	667.00		Full	2 years	2 Months
23						Full	2 years	2 Months

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level	A code indicating the extent to which the borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification	A code indicating the extent to which the co-borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income-- which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year -- YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

I-1

APPENDIX A

MODIFICATIONS TO THE FLOW SALE AND SERVICING AGREEMENT

1.           The definition of “Business Day” in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the State of New York, the State of Utah or the State of California, or the State of Maryland or the State of Minnesota, or (iii) a day on which banks in the State of New York, the State of Utah or the State of California, or the State of Maryland or the State of Minnesota are authorized or obligated by law or executive order to be closed.”

2.	The definition of “Assumed Principal Balance” is hereby revised to read as follows:

“Assumed Principal Balance:  As to each Mortgage Loan as of any date of determination, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date after application of payments due on or before the Cut-off Date, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the Mortgage Loan pursuant to Subsection 11.15 and representing (a) payments or other recoveries of principal or (b) advances of scheduled principal payments made pursuant to Subsection 11.17.”

3.	The definition of “Closing Date” is hereby revised to read as follows:

“Closing Date:  September 27, 2011, except with respect to the first paragraph of Section 3 and the Bill of Sale and Servicer Acknowledgement(s).”

4.           The definition of “Cut-off Date” is hereby revised to read as follows:

“Cut-off Date:  September 1, 2011, except with respect to the first paragraph of Section 3 and the Bill of Sale and Servicer Acknowledgement(s).”

5.	The definition of “First Remittance Date” is hereby revised to read as follows:

“First Remittance Date: October 25, 2011.”

6.           Each of the following definitions is hereby inserted in Section 1 of the Agreement in its appropriate alphabetical order:

“Full Prepayment:  Any payment of the entire principal balance of a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.”

 “Partial Prepayment:  Any payment of principal on a Mortgage Loan, other than a Full Prepayment, which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.”

“P&I Advance: As defined in Section 11.17.”

“Prepayment Interest Shortfall: As to any Remittance Date and any Mortgage Loan, (a) if such Mortgage Loan was the subject of a Full Prepayment during the related Principal Prepayment Period, the excess of one month’s interest (adjusted to the Mortgage Loan Remittance Rate) on the Assumed Principal Balance of such Mortgage Loan outstanding immediately prior to such prepayment, over the amount of interest (adjusted to the Mortgage Loan Remittance Rate) actually paid by the Mortgagor in respect of such Principal Prepayment Period, and (b) if such Mortgage Loan was the subject of a Partial Prepayment during the related Principal Prepayment Period, an amount equal to the excess of one month’s interest at the Mortgage Loan Remittance Rate on the amount of such Partial Prepayment, over the amount of interest actually paid by the Mortgagor in respect of such Partial Prepayment during such Principal Prepayment Period.

“Principal Prepayment Period: As to any Remittance Date, the calendar month preceding the calendar month in which such Remittance Date occurs.

7.	Subsection 11.01, fifth paragraph is revised to read as follows:

“Consistent with the terms of this Agreement, and subject to the REMIC Provisions if the Mortgage Loans have been transferred to a REMIC, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, and the modification is in accordance with the previously agreed-upon customary procedures of the Servicer, which may change from time to time, or industry-accepted programs, and the Servicer has previously notified the Owner of such modification) the Servicer shall not enter into any payment plan or agreement to modify payments with a Mortgagor lasting more than six (6) months or permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, the Lifetime Rate Cap (if applicable), the Initial Rate Cap (if applicable), the Periodic Rate Cap (if applicable) or the Gross Margin (if applicable), agree to the capitalization of arrearages, including interest, fees or expenses owed under the Mortgage Loan, make any future advances or extend the final maturity date with respect to such Mortgage Loan, or accept substitute or additional collateral or release any collateral for such Mortgage Loan.  Additionally, the Servicer shall not accept any deed-in-lieu of, short pay-off, or sell any property, in which the sale proceeds are less than the unpaid principal balance of the related Mortgage Loan without previously notifying the Owner and providing the Owner with justification for such action.   Further, unless the related Mortgage Loan is in default or such default is, in the judgment of the Servicer, imminent, the Servicer shall not defer or forgive the payment of any principal or interest or change the outstanding principal amount (except to reflect actual payments of principal) without previously notifying the Owner and providing the Owner with justification for such action.  Any capitalization of arrearages of interest, fees and expenses in excess of 10% of the outstanding unpaid principal balance of the related Mortgage Loan immediately prior to the capitalization shall be made only after the Servicer has notified the Owner and provided the Owner with justification for the capitalization.   Without limiting the generality of the foregoing, the Servicer in its own name or acting through subservicers or agents is hereby authorized and empowered by the Owner when the Servicer believes it appropriate and reasonable in its best judgment, to execute and deliver, on behalf of itself or the Owner, all instruments of satisfaction or cancellation, or of partial or full release and discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Owner pursuant to the provisions of Subsection 11.13.  Notwithstanding anything to the contrary in the this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of a Mortgage Loan that could cause any REMIC holding such Mortgage Loan to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or 860G(d) of the Code on any REMIC holding such Mortgage Loan.”

8.           Subsection 11.04, first sentence of the first paragraph is revised to read as follows:

“The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts (collectively, the “Collection Account”), titled “U.S. Bank National Association, in trust for the holders of Sequoia Mortgage Trust 2011-2 Mortgage Pass-Through Certificates.”

9.           Subsection 11.04, subclause (f) of the second paragraph is revised to read as follows:

“(f)        any amount required to be deposited in the Custodial Account pursuant to Subsections 11.15, 11.17 and 11.19.”

10.         The following new subclause (j) is added immediately following subclause (i) thereof in Subsection 11.04:

“(j)         with respect to each Full Prepayment and each Partial Prepayment, an amount (to be paid by the Servicer out of its own funds) equal to the Prepayment Interest Shortfall; provided, however, that the Servicer’s aggregate obligations under this paragraph for any month shall be limited to the total amount of Servicing Fees actually received with respect to the Mortgage Loans by the Servicer during such month.”

11.         Notwithstanding anything to the contrary in the Flow Sale and Servicing Agreement, any Custodial Accounts established by the Servicer pursuant to Subsection 11.04 of the Flow Sale and Servicing Agreement shall qualify as Eligible Accounts as defined in the Pooling and Servicing Agreement.

12.         Subsection 11.05 is revised to read as follows:

“The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(a)          to make payments to the Owner in the amounts and in the manner provided for in Subsection 11.15;

(b)          to reimburse itself for P&I Advances, the Servicer’s right to reimburse itself pursuant to this subclause (b) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Owner with respect to such Mortgage Loan;

(c)           to reimburse itself for any unpaid Servicing Fees and for unreimbursed Servicing Advances, the Servicer’s right to reimburse itself for such unreimbursed Servicing Advances, pursuant to this subclause (c) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Owner unless the Servicer is required to pay the Prepayment Interest Shortfall pursuant to Subsection 11.15, in which case the Servicer’s right to such reimbursement shall be subsequent to the payment to the Owner of such shortfall;

(d)          to reimburse itself for unreimbursed Servicing Advances and for unreimbursed P&I Advances, to the extent that such amounts are nonrecoverable (as certified by the Servicer to the Owner in an Officer’s Certificate) by the Servicer pursuant to subclause (b) or (c) above;

(e)          to reimburse itself for P&I Advances and Servicing Advances that were added to the outstanding principal balance of a Mortgage Loan in connection with a modification of such Mortgage Loan to capitalize arrearages;

(f)           to reimburse itself for expenses incurred by and reimbursable to it pursuant to Subsection 12.01;

(g)          to withdraw amounts to make P&I Advances in accordance with Subsection 11.17;

(h)          to pay to itself any interest earned or any investment earnings on funds deposited in the Custodial Account, net of any losses on such investments;

(i)           to withdraw any amounts inadvertently deposited in the Custodial Account; and

(j)           to clear and terminate the Custodial Account upon the termination of this Agreement.

Upon request, the Servicer will provide the Owner with copies of reasonably acceptable invoices or other documentation relating to Servicing Advances that have been reimbursed from the Custodial Account.

13.          (a)           Subsection 11.13 is revised by deleting the first sentence and replacing it in its entirety with the following:

“Subject to Subsection 11.02, in the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the trust created by the Pooling and Servicing Agreement, where permitted by applicable law or regulation and Consistent with Customary Servicing Procedures, and otherwise, in the name of the trustee of the Trust or its nominee.”

(b)           Subsection 11.13 is further revised to add the following paragraphs at the end of the section:

“The REO Property must be sold within three years following the end of the calendar year of the date of acquisition if a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, unless (i) the Owner shall have been supplied with an Opinion of Counsel (at the Servicer’s expense) to the effect that the holding by the related trust of such Mortgaged Property subsequent to such three-year period (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on “prohibited transactions” of the related trust as defined in Section 860F of the Code, or cause the related REMIC to fail to qualify as a REMIC, in which case the related trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Owner (at the Servicer’s expense) or the Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period.  If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to progress being made in selling such REO Property.

Notwithstanding any other provision of this Agreement, if a REMIC election has been made, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the related trust or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as “foreclosure property” within a meaning of Section 860G(a)(8) of the Code, (ii) subject to the related trust to the imposition of any federal or state income taxes on “net income from foreclosure property” with respect to such Mortgaged Property within the meaning of Section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the related trust or any income from non-permitted assets as described in Section 860F(a) (2)(B) of the Code, unless the Servicer has agreed to indemnify and hold harmless the related trust with respect to the imposition of any such taxes.”

14.          Subsection 11.15, first paragraph is revised to read as follows:

“On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the account designated in writing by the Owner of record on the preceding Record Date (a) all amounts credited to the Custodial Account at the close of business on the related Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Subsection 11.05(b) through (h), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Subsection 11.17, minus (c) any amounts attributable to Principal Prepayments received after the end of the calendar month preceding the month in which the Remittance Date occurs, minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which the Remittance Date occurs.

Not later than each Remittance Date, the Servicer shall from its own funds deposit in the Custodial Account an amount equal to the aggregate Prepayment Interest Shortfall due to either Partial Prepayment or Full Prepayment, if any, existing in respect of the related Principal Prepayment Period.”

15.          Subsection 11.16, first sentence of the first paragraph is revised to read as follows:

“Not later than the tenth (10th) day of each month, the Servicer shall forward to the Owner in an electronic format statements, in substantially the same forms as, and providing the information described in, Exhibit 3 hereto; or as otherwise mutually agreed to by Servicer and the Master Servicer.”

16.          Subsection 11.17 is revised to read as follows:

“Subsection 11.17           Advances by the Servicer.

On the Business Day immediately preceding each related Remittance Date, the Servicer shall either (a) deposit in the Custodial Account from its own funds an amount equal to the aggregate amount of all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date (each such advance, a “P&I Advance”), (b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Subsection 11.17, used by the Servicer in discharge of any such P&I Advance or (c) make P&I Advances in the form of any combination of (a) or (b) aggregating the total amount of advances to be made.  Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Owner required to be made on such Remittance Date.  The Servicer’s obligation to make P&I Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of a Mortgage Loan, or through the last related Remittance Date prior to the Remittance Date for the distribution of all other payments or recoveries (including proceeds under any title, hazard or other insurance policy, or condemnation awards) with respect to a Mortgage Loan; provided, however, that such obligation shall cease if the Servicer, in its good faith judgment, determines that such P&I Advances would not be recoverable pursuant to Subsection 11.05(d).  The determination by the Servicer that a P&I Advance, if made, would be nonrecoverable, shall be evidenced by an Officer’s Certificate of the Servicer, delivered to the Owner, which details the reasons for such determination.  The Servicer shall not have any obligation to advance amounts in respect of shortfalls relating to the Service members Civil Relief Act and similar state and local laws.

17.          The Flow Sale and Servicing Agreement is modified by adding a new Subsection 11.25 which reads as follows:

“Subsection 11.25 Compliance with REMIC Provisions.

If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contribution” to a REMIC set forth in Section 860G(d) of the Code unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.”

18.          The Flow Sale and Servicing Agreement is modified by replacing Subsection 12.04 with the following:

“Subsection 12.04         Servicer Not to Resign.

The Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that the Servicer’s duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  No such resignation of or assignment by the Servicer shall become effective until a successor has assumed the Servicer’s responsibilities and obligations hereunder in accordance with Subsection 14.02.”

19.          Section 13.03 of the Flow Sale and Servicing Agreement is deleted in its entirety.